4. INCOME TAXES	12 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Text Block]
4.  INCOME TAXES

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” (ASC Topic – 740) as of its inception.  Pursuant to ASC Topic – 740, the Company is required to compute tax assets benefits for net operating losses carried forward.  Potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in the future years.

As at June 30, 2012 and June 30, 2011, the Company had no unrecognized tax benefits.  Management does not believe unrecognized tax benefits will significantly change within twelve months of the reporting date.  Interest and penalties related to income tax matters are recognized in income tax expenses.  As of June 30, 2012 and June 30, 2011 there is no accrued interest related to uncertain tax positions.

As of June 30, 2012, the Company had net operating loss carry forwards of approximately $280,968 (June 30, 2010 – $55,757) that may be available to reduce future years' taxable income through 2030.  Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.